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                                                                    Exhibit 23.1


                       (PRICEWATERHOUSECOOPERS LETTERHEAD)


CONSENT OF INDEPENDENT AUDITORS


We hereby consent to the incorporation by reference in the Registration Statement on Form S-3, dated September 25, 2003 of Lions Gate Entertainment Corp. of our report dated June 22, 2001, except for note 2(a) which is at April 28, 2003, relating to the consolidated financial statements of the Company which appears in the Annual Report on Form 10-K.




/s/PricewaterhouseCoopers LLP


Toronto, Canada
September 25, 2003